PRESS RELEASE PIERIS PHARMACEUTICALS REPORTS FULL-YEAR 2017 FINANCIAL RESULTS AND CORPORATE UPDATE COMPANY TO HOST AN INVESTOR CONFERENCE CALL ON FRIDAY, MARCH 9, 2018 AT 8:00 AM EST BOSTON, MA -- (Marketwired) -- 03/09/18 -- Pieris Pharmaceuticals, Inc. (NASDAQ: PIRS), a clinical-stage biotechnology company advancing novel biotherapeutics through its proprietary Anticalin® technology platform for cancer, respiratory and other diseases, announced today financial results for its fiscal year ended December 31, 2017, and provided a corporate update: • PRS-343: Pieris continues to advance PRS-343, a tumor-targeted 4-1BB-based immuno- oncology (IO) bispecific, through a phase 1, dose-escalation study, with initial safety, tolerability, pharmacokinetic and pharmacodynamic data expected in the second half of 2018. This program is the first bispecific T cell costimulatory agonist to enter clinical development. • PRS-060: The company continues to enroll healthy subjects in a first-in-human study for PRS-060, an IL-4 receptor alpha antagonist, which began during the fourth quarter of 2017. PRS-060 is the lead product in the company’s respiratory alliance with AstraZeneca. Pieris is sponsoring the phase 1 study, while AstraZeneca is responsible for funding its costs. Initial data from the phase 1 study are expected in the fourth quarter of 2018. AstraZeneca will sponsor and continue to fund clinical development of PRS-060 through phase 2a, after which the company may exercise an option to co-develop PRS-060. Pieris also has an option for U.S. co-commercialization rights for this program. • PRS-080: Pieris continues to enroll dialysis-dependent patients with functional iron deficiency anemia in a phase 2a study for PRS-080. Pieris intends to report safety and pharmacodynamic data from this study, including the change in hemoglobin levels after five weekly doses of PRS-080, in the second half of 2018. If data are positive, the company will seek to partner PRS-080 in territories outside of those for which ASKA Pharmaceutical Co. has an exclusive option (Japan and certain other Asian territories).

• Seattle Genetics Collaboration: On February 9, 2018, the company announced a multi- program IO-focused alliance with Seattle Genetics. The collaboration leverages the expertise and core technologies of both companies to develop novel Antibody-Anticalin bispecific fusion proteins utilizing Seattle Genetics' tumor-targeted monoclonal antibodies and Pieris' costimulatory engaging Anticalin proteins. Under the collaboration, Seattle Genetics will pay Pieris a $30 million upfront fee. Pieris has the potential to receive up to $1.2 billion in success-based payments in addition to royalties up to the double digits in connection with the sales of commercialized products, as well as an option to co-develop and commercialize one of the programs in the U.S. • Equity Financing: In February 2018, the company completed an underwritten public offering in which it sold 6,325,000 shares of common stock, including the full exercise of the over-allotment of an additional 825,000 shares, to the public at a price of $8.00 per share. Net proceeds of the underwritten public offering, after deducting the underwriting discounts and commissions and financing costs, were $47.3 million. • Cash Position: Cash, cash equivalents and investments totaled $82.6 million as of December 31, 2017. This amount excludes payment of a $12.5 million milestone from AstraZeneca achieved in the fourth quarter of 2017, the $47.3 million in net proceeds from the February 2018 equity financing, and the $30.0 million upfront payment due from Seattle Genetics. “2017 was a transformational year for Pieris, as we advanced our lead respiratory and IO drug candidates into the clinic, while advancing PRS-080 into a phase 2a study and entering into two major alliances, in respiratory diseases and IO, bringing increased validation to our R&D strategy while retaining commercial rights on several partnered programs and strengthening our cash position,” said Stephen S. Yoder, President and CEO. “This momentum continued into 2018 as we signed a significant IO collaboration agreement with Seattle Genetics. We are developing three clinical-stage programs, data from all of which are projected to be available later this year. In addition, we continue to build long-term value by advancing multiple preclinical IO programs with the intention to file two new INDs in 2019, while engaging in a broad research effort developing novel Anticalin proteins against multiple targets in both IO and respiratory diseases. We look forward to sharing data across our pipeline later this year.”

Fiscal Year Financial Update: Cash Position - Cash, cash equivalents and investments totaled $82.6 million as of December 31, 2017, compared to a cash balance of $29.4 million as of December 31, 2016. The increase was driven primarily by a $45.0 million upfront payment received as part of the AstraZeneca respiratory alliance, a €30.0 million (approximately $32.0 million) upfront payment received from Servier, and a $2.8 million option payment received from ASKA. This was offset by $39.3 million of operating cash expenditures during the year. R&D Expense - R&D expenses were $22.3 million for the year ended December 31, 2017, compared to $19.7 million for the year ended December 31, 2016. The Company's increase in R&D expenses reflects advancement across its pipeline of programs as well as preparation for and advancement of clinical studies. G&A Expense - G&A expenses for the year ended December 31, 2017 were $17.6 million, compared to $8.9 million for the year ended December 31, 2016. The increase in the 2017 period as compared to the corresponding period in 2016 is attributable in part to transaction fees associated with the company’s partnership agreements and investments in our G&A functions including personnel costs, recruiting costs, and professional services (audit, tax, legal and communications) to support the growing business. Net Loss - Net loss was $17.6 million or $(0.40) per share for the year ended December 31, 2017, compared to a net loss $22.8 million or $(0.55) per share for the year ended December 31, 2016. Conference Call: Pieris management will host a conference call beginning at 8:00 AM Eastern Standard Time on Friday, March 9, 2018, to discuss the full year financial results and provide a corporate update. You can join the call by dialing +1-877-407-8920 (US & Canada) or +1-412-902-1010 (International). An archived replay of the call will be available by dialing +1-877-660-6853 (US & Canada) or +1-201-612-7415 (International) and providing the Conference ID #: 13661472. About Pieris Pharmaceuticals

Pieris is a clinical-stage biotechnology company that discovers and develops Anticalin protein- based drugs to target validated disease pathways in a unique and transformative way. Our pipeline includes immuno-oncology multi-specifics tailored for the tumor microenvironment, an inhaled Anticalin protein to treat uncontrolled asthma and a half-life-optimized Anticalin protein to treat anemia. Proprietary to Pieris, Anticalin proteins are a novel class of therapeutics validated in the clinic and by partnerships with leading pharmaceutical companies. Anticalin® is a registered trademark of Pieris. For more information, visit www.pieris.com. Forward Looking Statements This press release contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release that are not purely historical are forward-looking statements. Such forward- looking statements include, among other things, references to novel technologies and methods; our business and product development plans; the timing and progress of our studies, including the timing of enrollment and dosing of PRS-343 patients and PRS-060 healthy subjects; the enrollment of patients in the PRS-080 multi-dose trial and dosing healthy subjects; our liquidity and ability to fund our future operations; our ability to achieve certain milestones and receive future milestone or royalty payments; or market information. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the FDA; competition in the industry in which we operate and market conditions. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the Company's Quarterly Reports on Form 10-Q. (tables to follow)

PIERIS PHARMACEUTICALS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands) December 31, 2017 December 31, 2016 Assets: Cash and cash equivalents $ 37,878 $ 29,356 Short term investments 34,751 — Accounts receivable 15,546 57 Prepaid expenses and other current assets 1,615 3,260 Total current assets 89,790 32,673 Property and equipment, net 4,034 2,264 Long term investments 9,922 — Other non-current assets 130 126 Total Assets $ 103,876 $ 35,063 Liabilities and stockholders’ equity: Accounts payable $ 2,452 $ 2,386 Accrued expenses 6,170 3,719 Deferred revenue, current portion 37,153 2,275 Total current liabilities 45,775 8,380 Deferred revenue, net of current portion 46,542 1,409 Other long-term liabilities 37 47 Total Liabilities 92,354 9,836 Total stockholders’ equity 11,522 25,227 Total liabilities and stockholders’ equity $ 103,876 $ 35,063

PIERIS PHARMACEUTICALS, INC CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data) Years Ended December 31, 2017 2016 Revenues $ 25,275 $ 5,831 Operating expenses Research and development 22,285 19,699 General and administrative 17,584 8,891 Total operating expenses 39,869 28,590 Loss from operations (14,594) (22,759) Interest income, net 152 2 Other income (expense), net (2,102) 120 Loss before income taxes (16,544) (22,637) Provision for income tax 1,103 162 Net loss $ (17,647) $ (22,799) Basic and diluted net loss per share $ (0.40) $ (0.55) Basic and diluted weighted average shares outstanding 43,931 41,713 Company Contact: Investor Relations Contact: Allan Reine The Trout Group SVP & Chief Financial Officer Thomas Hoffmann +1-857-444-4276 +1-646-378-2931 reine@pieris.com thoffmann@troutgroup.com Media Inquiries: Trophic Communications Gretchen Schweitzer +49 89 238 87730 schweitzer@trophic.eu ##END##